UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2003

DELCO REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana		46013
(Address of principal executive offices)		(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated November 12, 2003, announcing the 2003 third quarter results.

Items 9 and 12.   Regulation FD Disclosure and Results of Operations and Financial Condition.

On November 12, 2003, Delco Remy International, Inc. issued a press release announcing its 2003 third quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003	DELCO REMY INTERNATIONAL, INC.

	By:	/s/ Rajesh K. Shah

	Name	Rajesh K. Shah
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated November 12, 2003, announcing the 2003 third quarter results.